UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Colorado

(State or other jurisdiction of incorporation)

0-22639	04-3370491
(Commission File Number)	(IRS Employee Identification No.)

10375 Park Meadows Drive Suite 560 Littleton, CO	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 7.    Exhibits.

99.1    Press Release dated August 18, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 18, 2003, Champps Entertainment, Inc. issued a news release announcing its financial results for the fourth quarter and year-end of fiscal year 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc.
(Registrant)

Date: August 18, 2003	By:	/s/ FREDERICK J. DREIBHOLZ
Name: Frederick J. Dreibholz Its: Chief Financial Officer

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